RYDEX ETF TRUST

                          RYDEX 2X RUSSELL 2000(R) ETF
                           RYDEX 2X S&P MIDCAP 400 ETF
                      RYDEX 2X S&P SELECT SECTOR ENERGY ETF
                    RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
                   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
                    RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
                      RYDEX INVERSE 2X RUSSELL 2000(R) ETF
                       RYDEX INVERSE 2X S&P MIDCAP 400 ETF
                  RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF
               RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF
                           (COLLECTIVELY, THE "FUNDS")

                     SUPPLEMENT DATED APRIL 23, 2010 TO THE
       RYDEX|SGI LEVERAGED AND INVERSE ETFS PROSPECTUS DATED MARCH 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION ABOUT THE FUNDS BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE (THE "PROSPECTUS") AND THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION (THE "SAI"). THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE SAI.
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On April 20, 2010, at the recommendation of PADCO Advisors II, Inc. (the
"Advisor"), the investment adviser of the Funds, the Board of Trustees approved the closing and liquidation of the Funds pursuant to the terms of a Plan of Liquidation.

The last day of trading of Fund shares on the NYSE Arca, Inc. will be May 21, 2010. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. The Funds will be closed to new investors as of the close of trading on May 21, 2010. Between the close of trading on May 21, 2010 and May 28, 2010, the Funds will be in the process of liquidating their portfolio assets. Shares of the Funds will not trade on the NYSE Arca, Inc. during this time. Following the close of trading on May 21, 2010 and prior to the May 28, 2010, shareholders will not be able to redeem their shares from the Funds and will be unable to sell them in the secondary market. The planned liquidation of the Funds will cause the Funds to increase their cash holdings and deviate from their respective investment objectives and strategies stated in the Prospectus.

Shareholders remaining in any Fund on May 28, 2010 will have their Fund shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their Fund shares as of the close of business on May 28, 2010. This amount includes any accrued capital gains and dividends. Shareholders remaining in any Fund on May 28, 2010 will not be charged any transaction fees by the Funds. The net asset value of each Fund on May 28, 2010 will reflect the costs of closing that Fund.

Whether you sell your shares or are automatically redeemed on May 28, 2010, you will generally recognize a capital gain (or loss) equal to the amount you receive for your Fund shares above (or below) your adjusted cost basis in such Fund shares.

If you would like additional information, including information about other the Funds or Rydex|SGI funds, please call 1-800-820-0888 or visit www.rydex-sgi.com.
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


ETFLI-SUP1-0410x0311